Supplement to the Statements of Additional Information

Credit Suisse Large Cap Growth Fund

Credit Suisse Global Small Cap Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Large Cap Value Fund

Credit Suisse Mid-Cap Core Fund

Credit Suisse Small Cap Core Fund

Credit Suisse Trust – Global Small Cap Portfolio

Credit Suisse Trust – Large Cap Value Portfolio

Credit Suisse Trust – Mid-Cap Core Portfolio

Credit Suisse Trust – Small Cap Core I Portfolio

Credit Suisse Trust – Small Cap Core II Portfolio

The following information will supersede or supplement certain information in the funds’ Statements of Additional Information.

Portfolio Managers

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the funds, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager and the total assets managed within each category as of October 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph Cherian	3	$376,992,986	0	N/A	5	$623,566,363
William Weng	3	$376,992,986	0	N/A	2	$501,618,804
Todd Jablonski	3	$376,992,986	0	N/A	2	$501,618,804

No advisory fee is paid based on performance for any of the accounts listed above.

Ownership in Securities of the Funds

As reported to the Funds, as of December 1, 2006, the Portfolio Managers had no beneficial ownership in the Funds.

Portfolio Managers’ Compensation

Credit Suisse’s compensation to the portfolio managers of the Funds includes both a fixed base salary component and bonus component.  For certain portfolio managers, part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Fund and other accounts managed by a portfolio manager, business growth, teamwork, management, corporate citizenship, etc.  The other part of the bonus generally is determined by the pre-tax investment performance of products, including the Fund, for which the portfolio manager is responsible.  Credit Suisse considers both the short-term (generally one year) and long-term (generally three years) performance of a portfolio manager relative to selected benchmarks as follows:

Portfolio Manager	Benchmark(s)	Peer Group
William Weng	S&P 500 Index	Lipper Large Cap Core
Todd Jablonski	S&P 500 Index	Lipper Large Cap Core

For other portfolio managers, the discretionary bonus is not tied by formula to the performance of any fund or account.  For those portfolio managers, the factors taken into account in determining a portfolio manager’s bonus include the Portfolio’s performance, assets held in the Portfolio and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc.  Joseph Cherian is the only portfolio manager of the Funds whose discretionary bonus is not tied by formula to the performance of any fund or account.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse’s profit sharing and 401(k) plans.

December 8, 2006